Tupperware Voluntarily Initiates Chapter 11 Proceedings Company Intends to Continue Providing Customers with Award-Winning, Innovative Products through Tupperware Sales Consultants, Retail Partners and Online at Tupperware.com ORLANDO, Fla., September 17, 2024 – Tupperware Brands Corporation (“Tupperware” or the “Company”) (NYSE: TUP), an iconic global brand, today announced that the Company and certain of its subsidiaries have voluntarily initiated Chapter 11 proceedings in the United States Bankruptcy Court for the District of Delaware (the “Court”). Tupperware will seek Court approval to continue operating during the proceedings and remains focused on providing its customers with its award-winning, innovative products through Tupperware sales consultants, retail partners and online. The Company will also seek Court approval to facilitate a sale process for the business in order to protect its iconic brand and further advance Tupperware's transformation into a digital-first, technology-led company. Following the appointment of a new management team within the last year, Tupperware has implemented a strategic plan to modernize its operations, bolster omnichannel capabilities and drive efficiencies to ignite growth. The Company has made significant progress and intends to continue this important transformation work. “Whether you are a dedicated member of our Tupperware team, sell, cook with, or simply love our Tupperware products, you are a part of our Tupperware family. We plan to continue serving our valued customers with the high-quality products they love and trust throughout this process,” said Laurie Ann Goldman, President and Chief Executive Officer of Tupperware. “Over the last several years, the Company’s financial position has been severely impacted by the challenging macroeconomic environment. As a result, we explored numerous strategic options and determined this is the best path forward. This process is meant to provide us with essential flexibility as we pursue strategic alternatives to support our transformation into a digital-first, technology-led company better positioned to serve our stakeholders,” added Goldman. Additional Information There are no current changes to Tupperware’s independent sales consultant agreements. The Company will file certain customary motions seeking Court approval to support its operations during the process, including the continued payment of employee wages and benefits as well as compensating vendors and suppliers under normal terms for goods and services provided on or after the filing date. Additional information and other documents related to the proceedings are available online at https://dm.epiq11.com/Tupperware or by contacting the Company's claims agent, Epiq, at Tupperware@epiqglobal.com or by calling toll-free at (888) 994-6318 or +1 (971) 314-6017 for calls originating outside of the U.S. Kirkland & Ellis LLP is serving as legal advisor to Tupperware, Moelis & Company LLC is serving as the Company’s investment banker, and Alvarez & Marsal is serving as the Company’s financial and restructuring advisor. Cautionary Statement Concerning Forward-Looking Statements Statements in this Press Release that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to: statements regarding the Company’s continued operation of the business; the Company’s ability to pay for continuing obligations, including, but not limited to, employee wages, Exhibit 99.1 vendors, suppliers for goods, services, taxes, and insurance; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “continue,” “intend,” “may,” “plan,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but are not limited to: the Company’s ability to fund its planned operations and its ability to continue as a going concern; the adverse impact of the Chapter 11 cases on the Company’s business, financial condition, and results of operations; the Company’s ability to improve its liquidity and long-term capital structure; the Company’s ability to maintain relationships with customers, employees, and other third parties as a result of the Chapter 11 cases; the effects of the Chapter 11 cases on the Company and the interests of various constituents, including holders of the Company’s common stock; the Company’s ability to obtain court approvals with respect to motions filed or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 cases; risk associated with third-party motions in the Chapter 11 cases; and other risks and uncertainties described from time to time in the Company’s filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this Press Release, whether as a result of new information, future events, changes in assumptions, or otherwise. About Tupperware Brands Corporation Tupperware Brands Corporation, the company that invented a solution to food waste, empowers female entrepreneurship through social selling and made the home party famous, is as relevant today as when it was founded in 1946. Tupperware is a leading designer, manufacturer, and distributor of authentic, high- quality and ingeniously innovative products that people love and trust. The Tupperware® brand became a part of the fabric of Americana and is famous around the globe. For more information, visit Tupperwarebrands.com or follow Tupperware on Facebook, Instagram, LinkedIn and Twitter. Media Contacts: Tupperware media@Tupperware.com Edelman Smithfield TupperwareBrands@EdelmanSmithfield.com